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                                                                    Exhibit 10.8

                                 FMC CORPORATION

                $355,000,000 10.25% Senior Secured Notes due 2009

                               PURCHASE AGREEMENT

                                                              New York, New York
                                                                 October 9, 2002

Salomon Smith Barney Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.
ABN AMRO Incorporated
NatCity Investments, Inc.
   As Representatives of the several Initial
   Purchasers named in Schedule I hereto
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

          FMC Corporation (the "Company"), a Delaware corporation, proposes to issue and sell to the several purchasers named in Schedule I hereto (the "Initial Purchasers"), for whom you (the "Representatives") are acting as representatives, $355,000,000 aggregate principal amount of its 10.25% Senior Secured Notes due 2009 (the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of October 21, 2002 (the "Indenture"), between the Company, the Guarantors (as defined herein) and Wachovia Bank, National Association, as trustee (the "Trustee"). To the extent there are no additional purchasers named in Schedule I hereto other than you, the term Representatives as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 18 hereof.

          All of our domestic subsidiaries that guarantee our obligations under our credit facility (the "Guarantors", and collectively with the Company, the "Issuers") will guarantee the notes on a senior basis (the "Guarantees"). The Securities will have the benefit of the Security Documents (as defined in the Indenture), pursuant to which the Issuers will, among other things, grant second-priority liens on certain property as set forth in the Security Documents. References herein to the "Securities" refer to the Notes and the Guarantees.

          The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act. The net proceeds from the sale of the Securities will be used as outlined in the section of the Final Memorandum entitled "Use of Proceeds" and in connection with such outlined uses the Company will enter into a debt reserve account control agreement and a restricted cash account control agreement to be dated as of the Closing Date (together, the "Control Agreements").

          In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum, dated September 25, 2002 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary Memorandum"), and a final offering memorandum, dated October 9, 2002 (as amended or supplemented at the Execution Time, in

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cluding any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. The Issuers hereby confirm that they have authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms "amend", "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time which is incorporated by reference therein.

          Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement to be dated as of the Closing Date (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to file one or more registration statements with the Securities and Exchange Commission (the "Commission") providing for the registration under the Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

          1. Representations and Warranties. The Issuers, jointly and severally, represent and warrant to each Initial Purchaser as set forth below in this
Section 1.

          (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

          (b) None of the Issuers or any of their respective Affiliates, or any person acting on behalf of the Issuers or any of their respective Affiliates, has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act (it being understood that no representation or warranty is made as to any actions of the Initial Purchasers).

          (c) None of the Issuers or any of their respective Affiliates, or any person acting on behalf of the Issuers or any of their respective Affiliates, has, directly or indirectly, engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States (it being understood that no representation or warranty is made as to any actions of the Initial Purchasers).

          (d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

          (e) None of the Issuers or any of their respective Affiliates, or any person acting on behalf of the Issuers or any of their respective Affiliates, has, directly or indirectly, engaged in any directed selling efforts with respect to the Securities, and each of the Issuers and their respective Affiliates has

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     complied with the offering restrictions requirement of Regulation S (it being understood that no representation or warranty is made as to any actions of the Initial Purchasers). Terms used in this paragraph have the meanings given to them by Regulation S.

          (f) The Company has been advised by the NASD's Portal Market that the Securities have been designated Portal-eligible securities in accordance with the rules and regulations of the NASD.

          (g) None of the Issuers is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will be, an "investment company" within the meaning of the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company's securities.

          (h) The Company is subject to and in compliance with, in all material respects, the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

          (i) None of the Issuers has paid or agreed to pay to any person any compensation for soliciting another to purchase any debt securities of the Issuers (except as contemplated by this Agreement).

          (j) None of the Issuers has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of any of the Issuers to facilitate the sale or resale of the Securities.

          (k) The information to be provided by the Company pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Each of the Company and its subsidiaries has been duly formed and is validly existing in good standing under the laws of the jurisdiction in which it is organized with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to satisfy any of the foregoing representations and warranties in this clause
     (l), individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          (m) All the outstanding shares of capital stock or membership interests of each subsidiary, as the case may be, have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock or membership interests of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except where the failure to have such ownership would not reasonably be expected to have a Material Adverse Effect.

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          (n) The Company's authorized equity capitalization is as set forth in the Final Memorandum, and the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Memorandum.

          (o) The statements set forth or referenced under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business--Environmental Laws and Regulations",
     "Business--Legal Proceedings", "Certain Relationships and Related Transactions," "Description of Other Indebtedness", "Description of the Notes" and "Exchange Offer; Registration Rights" in the Final Memorandum fairly summarize the matters therein described.

          (p) This Agreement has been duly authorized, executed and delivered by each Issuer and, assuming due authorization, execution and delivery thereof by the Representatives, will constitute the legal, valid and binding obligation of each Issuer, enforceable against each Issuer in accordance with its terms (except that (i) the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity and (ii) any rights to indemnity or contribution may be limited by applicable federal and state securities laws and by public policy considerations).

          (q) The Indenture has been duly authorized by each Issuer and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by each Issuer, will constitute the legal, valid and binding obligation of each Issuer, enforceable against each Issuer in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity). The Notes have been duly authorized by the Company, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (except that (i) the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity and (ii) the enforcement of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurrence of certain events may be limited in certain circumstances).

          (r) Each Security Document has been duly authorized by each Issuer party thereto and, assuming due authorization, execution and delivery thereof by the other parties thereto, when executed and delivered by each Issuer party thereto, will constitute the legal, valid and binding obligation of each such Issuer, enforceable against each such Issuer in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

          (s) Each of the Control Agreements has been duly authorized by the Company and, assuming due authorization, execution and delivery thereof by the other parties thereto, when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

          (t) Each of the Guarantees has been duly authorized by the applicable Guarantor and when duly executed and delivered to the Trustee by such Guarantor on the Closing Date will constitute

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     the legal, valid and binding obligation of the applicable Guarantor enforceable against such Guarantor in accordance with its terms (except that the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity).

          (u) The Registration Rights Agreement has been duly authorized by each Issuer and, when executed and delivered by each Issuer, will constitute the legal, valid and binding obligation of each Issuer, enforceable against each Issuer in accordance with its terms (except that (i) the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity and (ii) any rights to indemnity or contribution may be limited by applicable federal and state securities laws and by public policy considerations).

          (v) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated in this Agreement, the Indenture, the Securities, the Registration Rights Agreement, the Control Agreements or the Security Documents, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated herein and in the Final Memorandum and the Registration Rights Agreement.

          (w) None of the execution and delivery by any Issuer, as the case may be, of this Agreement, the Indenture, the Securities, the Registration Rights Agreement, the Control Agreements or the Security Documents, the issue and sale of the Securities, the consummation of the transactions contemplated herein or therein or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws or other organizational or governing documents of the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which any property of the Company or any of its subsidiaries is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of their respective properties.

          (x) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein; the pro forma financial data included in the Final Memorandum are based upon assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial data included in the Final Memorandum.

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          (y) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or any of their respective property is pending or threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Securities, the Registration Rights Agreement, the Control Agreements or the Security Documents or the consummation of any of the transactions contemplated hereby or thereby; or (ii) would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

          (z) Each of the Company and its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except where the failure to own or lease such properties would not reasonably be expected to have a Material Adverse Effect.

          (aa) None of the Company or any of its subsidiaries is in violation or default of (i) any provision of its charter or by-laws or other organizational or governing documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to it or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over it or any such subsidiaries or any of their respective properties, except in the case of clauses (i) as it relates to foreign subsidiaries and clauses (ii) and (iii) as would not reasonably be expected to have a Material Adverse Effect.

          (bb) KPMG LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Memorandum, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

          (cc) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Issuers of the Securities to the Initial Purchasers.

          (dd) Each of the Company and its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file could not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

          (ee) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and there is no existing or imminent labor disturbance by the employees of the Company or any of its subsidiaries or by the principal suppliers, contractors or customers of the Company or any of its subsidiaries, in each case, that would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

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          (ff) Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

          (gg) Neither any "significant subsidiary" of the Company within the meaning of Rule 1-02(w) of Regulation S-X under the Exchange Act (a "Material Subsidiary") nor any Guarantor is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as may be prescribed by applicable law or as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (hh) The Company and its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their respective businesses as described in the Final Memorandum. None of the Company or its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

          (ii) Each of the Company and its subsidiaries has good and marketable title in fee simple to all its real property described as being owned by it in the Final Memorandum and has valid rights to lease, license or use all items of owned or leased real property, as applicable, described as being used by it in the Final Memorandum (including, without limitation, all real property to be mortgaged pursuant to the Security Documents), and good title to all personal property described in the Final Memorandum as being owned by it (including, without limitation, all property in which a security interest is to be granted pursuant to the Security Documents), in each case, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as would be permitted by the Indenture, the Control Agreements and the Security Documents or as otherwise described in the Final Memorandum.

          (jj) The Security Documents that constitute mortgages or deeds of trust on real property, once executed and delivered in connection with the sale of the Notes and when properly recorded and indexed with the proper governmental authorities (together with payment of the appropriate filing or recording fees and any applicable taxes) and the fixture filings when delivered and filed as required by law to perfect a security interest with respect to fixtures in the real property subject to each such mortgage or deed of trust, will create, in favor of the Collateral Trustee (as defined in the Security Documents) for

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     the benefit of the Secured Parties (as defined in the Security Documents), including the Trustee on behalf of the holders of the Notes, (i) valid and enforceable mortgage liens on such real property and (ii) perfected security interests in such fixtures or other personal property. The Security Documents, once executed and delivered in connection with the sale of the Notes, will create a valid and enforceable security interest in the personal property pursuant to which a security interest is to be granted under the Security Documents and upon the filing of appropriate Uniform Commercial Code financing statements and taking the other actions described in the Security Documents, the security interest in personal property will be perfected insofar as it may be perfected by filing and delivery of possession to the Collateral Trustee under the Uniform Commercial Code.

          (kk) None of the Company or any of its subsidiaries has any real property, personal property or other assets that would constitute a Principal Property (as defined in the Security Documents) that will not as of the Closing Date constitute collateral under the Security Documents.

          (ll) Each of the Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

          (mm) The Company and each subsidiary maintains a system of internal accounting controls over financial reporting and over safeguarding of assets against unauthorized requisition, use or disposition which is designed to provide reasonable assurance as to the reliability of financial records and the safeguarding of such assets.

          (nn) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations, and codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; (iii) have had no lien, charge, encumbrance or restriction recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled; and (iv) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto); except as set forth in the Final Memorandum, to the best knowledge of the Company, neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          (oo) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limita-

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     tion, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

          (pp) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

          (qq) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Issuers believe to be reliable and accurate.

          (rr) None of the Issuers or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

          Any certificate signed by any officer of any Issuer and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by such Issuer, as to matters covered thereby, to each Initial Purchaser.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.772% of the principal amount of the Notes thereof plus accrued interest, if any, from October 21, 2002 to the Closing Date, the principal amount of Notes set forth opposite such Initial Purchaser's name in Schedule I hereto.

          3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on October 21, 2002, or at such time on such later date (not later than October 28, 2002) as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company of New York, or their designated custodian, unless the Representatives shall otherwise instruct.

          4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Issuers that:

          (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

          (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

          (c) It has (i) not offered or sold, and, prior to the expiry of six months from the closing of the offering of the Securities will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, whether as principal or agent, for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulation 1995, (ii) complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the "FSMA") and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) only communicated or caused to be communicated and will only communicate or cause be communicated any invitation or inducement to engage in investment activity (within the meaning of the FSMA) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuers.

          5. Agreements. The Issuers, jointly and severally, agree with each Initial Purchaser that:

          (a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

          (b) The Company will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Representatives; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Representatives), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company has furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document. The Company will promptly advise the Representatives when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

          (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly (i) will notify the Representatives of any such event;
     (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and

     (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

          (d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (e) The Issuers will not, and will not permit any of their respective Affiliates to, resell any Securities that have been acquired by any of them.

          (f) None of the Issuers nor any of their respective Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

          (g) None of the Issuers nor any of their respective Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

          (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company, will, during any period in which it is not subject to and in compliance with
     Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

          (i) None of the Issuers, nor any of their respective Affiliates, nor any person acting on its or their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

          (j) The Issuers will cooperate with the Representatives and use their respective best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

          (k) None of the Issuers will for a period of 90 days following the Execution Time, without the prior written consent of Salomon Smith Barney, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any Issuer or any Affili-ate of any Issuer or any person in privity with any Issuer or any Affiliate of any Issuer), directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by any Issuer (other than the Securities).

          (l) The Issuers will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

          (m) The Issuers (i) shall use their respective best efforts to cause the use of proceeds from the Securities to be consummated in a manner consistent in all material respects with the description thereof in the Final Memorandum and (ii) cause the Securities to be secured by perfected second priority liens (except as provided for in the Indenture and the Security Documents) on the properties and assets of the Company and its subsidiaries to the extent and in the manner provided for in the Indenture and the Security Documents and as described in the Final Memorandum.

          (n) The Issuers, jointly and severally, agree to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture and the Registration Rights Agreement and the Security Documents, the issuance of the Securities and the fees of the Trustee and the Collateral Trustee; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vii) admitting the Securities for trading in The Portal Market; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Issuers of their respective obligations hereunder. The Initial Purchasers will pay the fees and expenses of their own counsel (except as set forth in clause (vi) of the preceding sentence and Section 7 hereof).

          (o) The Issuers will pay any stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

          6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions:

          (a) The Company shall have requested and caused Morgan Lewis & Bockius LLP, counsel for the Company, to furnish to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) each of the Company and the subsidiaries listed on an attached schedule (individually, a "Subsidiary" and collectively, the "Subsidiaries") is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction listed on the attached schedule;

               (ii) the Company's authorized equity capitalization is as set forth in the Final Memorandum;

               (iii) the Indenture has been duly authorized, executed and delivered by each Issuer, and constitutes a legal, valid and binding instrument of each Issuer enforceable against each Issuer in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Notes have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement, will constitute legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Guarantees have been duly authorized, executed and delivered by each Guarantor and constitute the legal, valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); the Registration Rights Agreement has been duly authorized, executed and delivered by each Issuer and constitutes a legal, valid, binding and enforceable instrument of each Issuer (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the statements set forth under the heading "Description of the Notes" and "Exchange Offer; Registration Rights" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Securities, the Security Documents, the Indenture and the Registration Rights Agreement, provide a fair summary of such provisions;

               (iv) each Security Document has been duly authorized, executed and delivered by each Issuer party thereto, and constitutes a legal, valid and binding instrument of each Issuer party thereto enforceable against each Issuer party thereto in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the statements set forth under the headings "Summary--The Offering--Collateral," "Summary--The
          Offering--Collateral Trust Agreement" and "Description of the Notes--Security" in the Final Memorandum, insofar as such statements purport to de-scribe certain provisions of the Security Documents, provide a fair description of such provisions;

               (v) this Agreement has been duly authorized, executed and delivered by each Issuer;

               (vi) each Control Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity);

               (vii) each Issuer has all requisite corporate or other organizational power and authority and has taken all requisite corporate or other organizational action, and has received and is in compliance with all governmental, judicial and other authorizations, approvals and orders, necessary to enter into and perform its obligations under this Agreement, the Indenture, the Control Agreements, the Registration Rights Agreement and the Securities, and no consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained or made by any Issuer in connection with the transactions contemplated herein or in the Indenture, the Security Documents, the Control Agreements and the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Initial Purchasers in the manner contemplated in this Agreement and the Final Memorandum and the Registration Rights Agreement and such other approvals (specified in such opinion), if any, as have been obtained;

               (viii) neither the execution and delivery of the Indenture, this Agreement, the Security Documents, the Control Agreements or the Registration Rights Agreement, the issue and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or its subsidiaries pursuant to, (i) the charter or by-laws or other organizational or governing documents of the Company or the Subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or bound or to which its respective property is subject; (iii) any statute, law, rule or regulation; or (iv) any judgment, order or decree known to such counsel applicable to the Company or the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, such Subsidiaries or any of their respective properties;

               (ix) assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act, is required for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement; and

               (x) No Issuer is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will be an "in-vestment company" as defined in the Investment Company Act without taking account of any exemption arising out of the number of holders of the Company's securities.

          In rendering such opinion, such counsel may (A) as to matters involving the application of laws of any jurisdiction other than the State of Pennsylvania or the State of New York, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent it deems proper obtain the opinion of other counsel of good standing who it believes to be reliable and who is satisfactory to counsel for the Initial Purchasers; and (B) as to matters of fact, to the extent it deems proper, rely on certificates of responsible officers of the Company and public officials. Any opinions of other counsel obtained pursuant to (A) shall be addressed directly to the Initial Purchasers. References to the Final Memorandum in this Section 6(a) include any amendment or supplement thereto at the Closing Date.

          Such counsel shall also have furnished to the Representatives its written statement to the effect that, based upon such counsel's participation in the preparation of the Offering Memorandum and review and discussion of the contents thereof, but without independent check or verification, nothing has come to such counsel's attention that causes such counsel to believe that at the Execution Time and on the Closing Date the Final Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

          (a)(2) The Company shall have requested and caused Andrea E. Utecht, general counsel for the Company, to furnish to the Representatives her opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

               (i) to the knowledge of such counsel, except as disclosed in the Final Memorandum, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that has a reasonable probability, singly or in the aggregate, taking into account exhaustion of all appeals, of having a Material Adverse Effect; and the statements in the Final Memorandum under the heading "Business--Legal Proceedings" fairly summarize the matters therein described.

               (ii) neither the execution and delivery of the Indenture, this Agreement, the Security Documents, the Control Agreements or the Registration Rights Agreement, the issue and sale of the Securities, nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or its subsidiaries pursuant to, (i) the charter or by-laws or other organizational or governing documents of the Company, any of the Guarantors or any of the Material Subsidiaries;
          (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Company, any of the Guarantors or any of the Material Subsidiaries is a party or bound or to which its respective property is subject; (iii) any statute, law, rule or regulation; or (iv) any judgment, order or decree known to such counsel applicable to the Company, any of the Guarantors or any of the Material Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having ju-risdiction over the Company, such Guarantors, such Material Subsidiaries or any of their respective properties;

          In rendering such opinion, such counsel may (A) as to matters involving the application of laws of any jurisdiction other than the State of Pennsylvania, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent she deems proper obtain the opinion of other counsel of good standing who she believes to be reliable and who is satisfactory to counsel for the Initial Purchasers; and
     (B) as to matters of fact, to the extent she deems proper, rely on certificates of responsible officers of the Company and public officials. Any opinions of other counsel obtained pursuant to (A) shall be addressed directly to the Initial Purchasers. References to the Final Memorandum in this Section 6(a) include any amendment or supplement thereto at the Closing Date.

          Such counsel shall also state that she has no reason to believe that at the Execution Time and on the Closing Date the Final Memorandum contained or contains any untrue statements of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

          (b) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (c) The Company shall have furnished to the Representatives a certificate of the Company, signed by its general counsel and any of the chief financial officer, the treasurer and the principal accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

               (i) the representations and warranties of the Issuers in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and each Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

               (ii) since the date of the most recent financial statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (d) At the Execution Time and at the Closing Date, the Company shall have requested and caused KPMG LLP to furnish to the Representatives comfort letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives.

          (e) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (d) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          (f) The Issuers and the Trustee shall have entered into the Indenture and the Representatives shall have received counterparts, conformed as executed, thereof.

          (g) The Issuers and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Representatives shall have received counterparts, conformed as executed, thereof.

          (h) The Company shall have entered each of the Control Agreements and the Representatives shall have received counterparts, conformed as executed, thereof.

          (i) The Issuers shall have caused the Representatives to have received legal opinions from Issuer counsel reasonably acceptable to the Representatives relating to the security interests in real and personal property granted pursuant to the Security Documents. Such legal opinions shall include matters commonly covered in similar transactions.

          (j) The Issuers, the Collateral Trustee and the Trustee shall have entered into the Security Documents and the Representatives shall have received counterparts, conformed as executed, thereof. The Issuers shall have delivered to the Collateral Trustee all property and filings required to be required to be delivered thereto pursuant to the Security Documents which, in each case, shall be in form and substance acceptable to the Representatives and the Representatives shall have received copies thereof.

          (k) The Notes shall be eligible for clearance and settlement through The Depository Trust Company.

          (l) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of any Issuers' debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (m) The Issuers shall have entered into the New Credit Agreement as described under "Description of Other Indebtedness" in the Final Memorandum and all conditions to the initial funding thereof shall have been satisfied or waived. All subsidiaries of the Company that have guaranteed the New Credit Agreement as of the Closing Date shall guarantee the Notes and shall be parties to this Agreement, the Indenture and the Registration Rights Agreement.

          (n) Prior to the Closing Date, the Issuers shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at 80 Pine Street, New York, New York 10005, or at such other location in New York, New York as the Initial Purchasers shall direct, on the Closing Date.

          7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Sections 10(i), (ii) or (iii) hereof or because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Issuers will reimburse the Initial Purchasers severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8. Indemnification and Contribution. (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum (or in any supplement or amendment thereto) or any information provided by the Issuers to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

          (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Issuers, each of their respective directors, each of their respective officers, and each person who controls the Issuers within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Issuers by or on behalf of such Initial Purchaser through the Representatives specifi-cally for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Issuers acknowledge that the statements set forth in the last paragraph of the cover page regarding the delivery of the Notes, the disclosure on page (i) concerning stabilization, syndicate covering transactions and penalty bids and, under the heading "Plan of Distribution", the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuers and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the placement fee applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total placement fee, as set forth on the cover of the Final Memorandum and in the purchase agreement relating to the Securities, respectively. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls any Issuer within the meaning of either the Act or the Exchange Act and each officer and director of any Issuer shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

          9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Notes agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Notes set forth opposite their names in Schedule I hereto bears to the aggregate amount of Notes set forth opposite the names of all the remaining Initial Purchasers) the Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Notes set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such nondefaulting Initial Purchasers do not purchase all the Notes, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Issuers. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Issuers or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Notes, if at any time prior to such time (i) trading in any of the Company's securities shall have been suspended by the Commission or the New York Stock Exchange; (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange; (iii) a banking moratorium shall have been declared either by Federal or New York State authorities; or
(iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Notes as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

          11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuers or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Issuers or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 5(n), 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.:
(212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; with a copy to Michael E. Michetti, Esq., Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005; or, if sent to the Issuers, will be mailed, delivered or telefaxed to the FMC Corporation General Counsel (fax no.: (215) 299-6728) and confirmed to the General Counsel, FMC Corporation, 1735 Market Street, Philadelphia, Pennsylvania 19103, with a copy to Peter S. Sartorius, Esq., Morgan Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

          16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          17. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, (i) the Company acknowledges that it is qualified to do business in the State of New York, (ii) each Guarantor irrevocably designates and appoints the Company as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws, and the Company accepts such designation, (iii) the Company and each Guarantor submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and agrees that service of process upon its authorized agent, existing due to the facts mentioned in clause (i) or specifically mentioned in clause (ii), as applicable, and written notice of said service to it shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company and each Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such qualifications or designations and appointments in full force and effect so long as any of the Securities shall be outstanding.

          18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

          "Commission" shall mean the Securities and Exchange Commission.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Regulation D" shall mean Regulation D under the Act.

          "Regulation S" shall mean Regulation S under the Act.

          "Salomon Smith Barney" shall mean Salomon Smith Barney Inc.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between you and the several Initial Purchasers.

                              Very truly yours,

                              FMC Corporation


                              By:
                                  ----------------------------------------------
                                  Name: Thomas C. Deas, Jr.
                                  Title:Treasurer

                              Intermountain Research and Development Corporation FMC Asia-Pacific, Inc.
                              FMC Overseas, Ltd.
                              FMC Funding Corporation
                              FMC WFC I, Inc.
                              FMC Defense Corp.
                              FMC WFC II, Inc.
                              FMC Properties LLC
                              FMC Defense NL, L.L.C.
                              FMC WF I NL, L.L.C.
                              FMC Idaho LLC


                              By:
                                  ----------------------------------------------
                                  Name: Thomas C. Deas, Jr.
                                  Title:Authorized Signatory

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.
ABN AMRO Incorporated
NatCity Investments, Inc.

By: Salomon Smith Barney Inc.


By
    -------------------------------------
    Name:
    Title:

For themselves and the other several Initial
Purchasers named in Schedule I to
the foregoing Agreement.

                                   SCHEDULE I

                                                             Principal Amount of
                                                                    Notes
              Initial Purchasers                               To Be Purchased
              ------------------                             -------------------
Salomon Smith Barney Inc. ..........................   US$       133,125,000
Banc of America Securities LLC......................             133,125,000
Wachovia Securities, Inc. ..........................              44,375,000
ABN AMRO Incorporated...............................              35,500,000
NatCity Investments, Inc. ..........................               8,875,000
                                                                 -----------
   Total............................................   US$       355,000,000
                                                                 ===========

                                                                       EXHIBIT A

                       Selling Restrictions for Offers and
                         Sales outside the United States

          1. (a) The Notes have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(a)(i) of the Agreement to which this is an exhibit, it has offered and sold the Notes, and will offer and sell the Notes, (i) as part of their distribution at any time; and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Notes, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Notes (other than a sale of Notes pursuant to Section 4(a)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the distribution compliance period a confirmation or notice to substantially the following effect:

          "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and October 21, 2002, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S."

          (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Notes, except with its Affiliates or with the prior written consent of the Company.

          (c) Terms used in this section have the meanings given to them by Regulation S.

          2. Each Initial Purchaser represents and agrees that it has (i) not offered or sold, and, prior to the expiry of six months from the closing of the offering of the Securities will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, whether as principal or agent, for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995,
(ii) complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the "FSMA") and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) only communicated or caused to be communicated and will only communicate or cause be communicated any invitation or inducement to engage in investment activity (within the meaning of the FSMA) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuers.